UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

OMPHALOS, CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-32341	84-1482082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2, 15 Fl., No. 83, Nankan Rd. Sec. 1,
Luzhu Dist., Taoyuan City, 33859, Taiwan

(Address of Principal Executive Offices)

011-886-3-322-9658
(Issuer's telephone number)

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	OMPS	OTCQB

Item 7.01	Regulation FD Disclosure.

Omphalos, Corp. (the "Company") is providing the following update on the filing of its Form 10-Q for the quarter ended March 31, 2020 (the "10-Q"). As a result of the global outbreak of the COVID-19 pandemic, the Company is relying on the Order (as defined below) and filing this Current Report on Form 8-K to announce its intention to file the 10-Q on June 29, rather than May 15, 2020, the deadline for non-accelerated filers such as the Company. This delay is necessitated by the additional time required by our workforce, who have been largely working remotely during the COVID-19 pandemic, to complete the processes necessary for our internal controls and preparation of our financial statements. The Company had initially planned to avail itself of the five day filing extension provided by Rule 12b-25 under the Exchange Act to file the 10-Q, but the Company now believes that it will not be able to file the 10-Q by the prescribed date, taking into account the extension normally available under Rule 12b-25 under the Exchange Act, without unreasonable effort or expense.

On March 4, 2020 the Securities and Exchange Commission (the "Commission") issued an Order (Release No. 34-88318) under Section 36 of the Exchange Act granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the "Order"). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

Item 8.01	Other Events.

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Exchange Act with the following risk factor:

Unfavorable global economic conditions, including as a result of health and safety concerns, could adversely affect our business, financial condition or results of operations.

Our results of operations could be adversely affected by general conditions in the global economy, including conditions that are outside of our control, such as the impact of health and safety concerns from the outbreak of COVID-19. The outbreak in China has resulted in the temporary closures of factories as mandated by the provincial governments in various provinces of China from late January to March, which has adversely affected our ability to supply equipment, services and related products to our customers. Due to the Chinese factories' shutdowns and traffic restrictions during the outbreak in China and potential shutdowns and traffic restrictions in the countries where our suppliers are located, our supply chain and business operations of our suppliers may be affected. Disruptions from the closure of supplier and manufacturer facilities, interruptions in the supply of raw materials and components, personnel absences, or restrictions on the shipment of our or our suppliers' or customers' products, could have adverse ripple effects on our manufacturing output and delivery schedule. We also face difficulties in collecting our accounts receivables due to the effects of COVID-19 on our customers and risk gaining a large amount of bad debt. Global health concerns, such as COVID-19, could also result in social, economic, and labor instability in the countries and localities in which we or our suppliers and customers operate.

Although China has already begun to recover from the outbreak of COVID-19, the epidemic continues to spread on a global scale and there is the risk of the epidemic returning to China in the future, thereby causing further business interruption. While the potential economic impact brought by and the duration of COVID-19 may be difficult to assess or predict, a widespread pandemic could result in significant disruption of global financial markets, reducing our ability to access capital, which could in the future negatively affect our liquidity. In addition, a recession or market correction resulting from the spread of COVID-19 could materially affect our business and the value of our common stock. If our future sales continue to decline significantly, we may risk facing bankruptcy due to our recurring fixed expenses. The extent to which COVID-19 impacts our results will depend on many factors and future developments, including new information about COVID-19 and any new government regulations which may emerge to contain the virus, among others.

Forward-Looking Statements

Statements in this Current Report on Form 8-K are "forward-looking statements" as the term is defined under applicable securities laws. These statements include the anticipated timing of the filing of Company's quarterly and annual statements under the Exchange Act; the expected impact of the COVID-19 virus outbreak on the Company's financial reporting capabilities and its operations generally and the potential impact of such virus on the Company's customers, distribution partners, advertisers and production facilities and other third parties. These and other forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements. Such risks and uncertainties are, in many instances, beyond the Company's control. Forward-looking statements, which are presented as of the date of this filing, will not be updated to reflect events or circumstances after the date of this statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020		OMPHALOS, CORP.
	By:	/s/ Sheng-Peir Yang
Sheng-Peir Yang
Chief Executive Officer, President and Chairman of the Board